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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MINES MANAGEMENT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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905 West Riverside Avenue, Suite 311
Spokane, Washington 99201

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held June 18, 2015

Dear Shareholder,

        We are pleased to invite you to attend the 2015 Annual Meeting of Shareholders of Mines Management, Inc. (the "Annual Meeting"), which will be held at 2:00 p.m. Spokane time on Thursday, June 18, 2015, at the Lincoln Building, 818 West Riverside Ave., 2nd Floor Conference Room, Spokane, Washington 99201. The primary business of the meeting will be to:

          1.     Elect two directors to each serve for a three-year term until the 2018 annual meeting of shareholders or until such director's successor is elected and qualified;

          2.     Ratify the appointment of Tanner LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and

          3.     Transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

        The foregoing items of business are more fully described in the proxy statement accompanying this notice. Only shareholders of record at the close of business on April 30, 2015, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the Annual Meeting and at any postponements or adjournments thereof.

        Our Annual Report to Shareholders, including our financial statements for the fiscal year ended December 31, 2014 (the "Annual Report"), is being provided along with the accompanying proxy statement to all of our shareholders, and the Board of Directors urges you to read it.

        It is important that your shares be represented at the Annual Meeting whether or not you are personally able to attend. You are therefore urged to complete, date, and sign the accompanying proxy card and mail it in the enclosed postage-paid envelope as promptly as possible. Your proxy is revocable, either in writing or by voting in person at the Annual Meeting, at any time prior to its exercise. Thank you for your timely response. We look forward to seeing you at the Annual Meeting.

Sincerely,

Glenn M. Dobbs Chief Executive Officer

April 30, 2015
Spokane, Washington

Whether or not you plan to personally attend the Annual Meeting, we encourage you to make certain you are represented at the Annual Meeting by signing and dating the accompanying proxy card and promptly returning it in accordance with its instructions. Returning your proxy card will not prevent you from voting in person at the Annual Meeting, but will provide assurance that your vote will be counted if you are unable to attend the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 18, 2015

The Company's Notice of Annual Meeting of Shareholders, Proxy Statement for the 2015 Annual Meeting of Shareholders, and the Annual Report to Shareholders for the fiscal year ended December 31, 2014 are available at the Company's website: www.minesmanagement.com/proxy-materials.php. The information on our website is not, and shall not be deemed to be, a part of this Notice of Annual Meeting of Shareholders or Proxy Statement or incorporated herein or into any of our other filings with the SEC.

Page
INTRODUCTION	1
PURPOSES OF THE ANNUAL MEETING	1
Election of Directors	1
Ratification of the Appointment of the Independent Registered Public Accounting Firm	1
Other Business	1
VOTING AT THE ANNUAL MEETING	1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	4
PROPOSAL NO. 1—ELECTION OF DIRECTORS	6
Nominees	6
Required Vote	7
Recommendation of the Board of Directors	7
Other Directors and Executive Officers	7
CORPORATE GOVERNANCE	9
Composition of the Board of Directors and Risk Oversight	9
Transactions with Related Persons	10
Meetings and Committees of the Board of Directors	10
Compensation Committee Risk Assessment	11
Director Nomination	11
Shareholder Communications	12
Director Attendance at the Annual Meeting	13
DIRECTOR COMPENSATION	14
EXECUTIVE COMPENSATION	15
Amended and Restated Employment Agreements	15
Indemnification of Officers and Directors	15
Summary Compensation Table	15
Grants of Plan Based Awards	17
Equity Plan Information	17
Outstanding Equity Awards at December 31, 2014	19
Option Exercises and Stock Vested	20
Potential Payments Upon Termination Not in Connection with a Change in Control	20
Potential Payments Upon Termination in Connection with a Change in Control	20
PROPOSAL NO. 2—RATIFICATION OF THE APPOINTMENT OF TANNER LLC AS THE COMPANY'S INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015	22
Auditor Fees	22
Pre-Approval Policy and Procedures	22
Report of the Audit and Finance Committee	23
Required Vote	23
Recommendation of the Board of Directors	23
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	24
SHAREHOLDER PROPOSALS FOR THE 2015 ANNUAL MEETING	24
ADDITIONAL SHAREHOLDER INFORMATION	24
Annual Report	24
Householding Information	24

i

MINES MANAGEMENT, INC.
905 West Riverside Avenue, Suite 311
Spokane, Washington 99201

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
June 18, 2015

INTRODUCTION

        This Proxy Statement is being furnished by the Board of Directors of Mines Management, Inc. (the "Company") to holders of shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), in connection with the solicitation by the Board of Directors of proxies to be voted at the 2015 Annual Meeting of Shareholders to be held at 2:00 p.m., Spokane time, on Thursday, June 18, 2015, at the Lincoln Building, 818 West Riverside Ave., 2nd Floor Conference Room, Spokane, Washington 99201, and any postponements or adjournments thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

        This Proxy Statement, proxy card, and Annual Report to Shareholders, including our financial statements for the fiscal year ended December 31, 2014, are expected to be mailed to the shareholders commencing on or about May 11, 2015.

PURPOSES OF THE ANNUAL MEETING

Election of Directors

        Shareholders will be asked to elect two directors to each serve a three (3) year term until the 2018 annual meeting of shareholders or until such director's successor is elected and qualified.

Ratification of the Appointment of the Independent Registered Public Accounting Firm

        Shareholders will be asked to ratify the appointment of Tanner LLC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015.

Other Business

        Shareholders will also vote on such other matters as may properly come before the Annual Meeting or any postponements or adjournments thereof.

VOTING AT THE ANNUAL MEETING

        1. Record Date.    The Board of Directors of the Company has fixed the close of business on April 30, 2015, as the record date for the purpose of determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. As of such date, the Company had 29,814,040 issued and outstanding shares of Common Stock.

        2. Quorum.    A majority of issued and outstanding shares, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Proxies which are submitted but are not voted for or against any proposal (whether due to abstentions, broker non-votes or otherwise) will be treated as present for all matters considered at the meeting.

        3. Solicitation of Proxies.    The accompanying proxy is solicited on behalf of the Company by its Board of Directors, and the cost of solicitation will be borne by the Company. Following the original mailing of the proxies and soliciting materials, directors, officers, and employees of the Company may solicit proxies by mail, telephone, facsimile, email or personal interviews. The Company may request brokers, custodians, nominees, and other record holders to forward copies of the proxies and soliciting materials to persons for whom they hold shares of the Company and to request authority for the exercise of proxies. In such cases, the Company will reimburse such record holders for their reasonable expenses.

        4. Voting Procedures.    If your shares are registered directly in your name with Computershare Trust Company, our transfer agent, you are considered a shareholder of record with respect to those shares, the proxy card and voting instructions have been sent directly to you, and you may vote your shares by proxy or in person at the Annual Meeting. If, like many shareholders, you hold your shares in "street name" through a broker or other nominee rather than directly in your own name, you may vote your shares in person at the Annual Meeting only if you obtain a legal proxy to do so from your broker or other nominee that holds your shares of record. Otherwise, you must submit voting instructions to your broker or other nominee in order to cast your vote. Generally, you will receive instructions from your broker or other nominee that you must follow in order to have your shares voted.

        5. Voting by Proxy.    If you are a shareholder of record and you do not personally attend the Annual Meeting, your shares can still be voted by appointing someone who will act as your proxyholder at the Annual Meeting. You can either direct the Company representative to vote your proxy as you have indicated, or you may designate any individual to attend the Annual Meeting and be your proxyholder. To make such an appointment, simply fill in the person's name in the blank space provided in the enclosed form of proxy. To vote your shares, your proxyholder must attend the Annual Meeting. If you do not fill in the blank space in the enclosed form of proxy, the persons named in the form of proxy are appointed to act as your proxyholder. Those persons are directors and/or officers of the Company.

        6. Revocation of Proxy.    Any proxy delivered in the accompanying form may be changed or revoked by the person executing the proxy by execution of a proxy bearing a later date that is received by the Secretary of the Company at any time before the authority thereby granted is exercised, or by the attendance and vote of such person at the Annual Meeting. If you want to change or revoke your proxy and you hold your shares in "street name," contact your broker or other nominee that holds your shares.

        7. How Proxies will be Voted.    Proxies received by the Board of Directors in the accompanying form will be voted at the Annual Meeting as specified therein by the person giving the proxy. If the proxy received by the Company is properly executed but contains no specific voting instructions, the shares represented will be voted in accordance with the recommendation of the Board of Directors. If you hold your shares in "street name," you will generally receive instructions from your broker or the nominee describing how to vote your shares. If you do not instruct your broker or other nominee regarding the process by which to vote your shares, they may vote your shares as they decide as to each matter for which they have discretionary authority. For purposes of the proposal in this Proxy Statement concerning the ratification of the appointment of Tanner LLC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015, brokers and other nominees will have discretionary authority to vote your shares as they decide in the absence of timely instructions from you. There are also matters for which your broker or other nominee does not have discretionary authority to vote your shares unless they receive timely instructions from you. A "broker non-vote" results when a broker or other nominee does not have discretionary authority to vote on a particular matter and you have not given timely instructions on how the broker or other nominee should vote on that matter. Although any broker non-vote would be counted as present at the meeting for purposes of determining a quorum, it would be treated as not entitled to vote with respect to non-discretionary matters. For purposes of Proposal No. 1 (the election of two directors), in this Proxy Statement, brokers or other nominees will not have discretionary authority to vote your shares as they decide, so you must provide timely instructions on how the broker or other nominee should vote your shares. Otherwise, in the absence of timely instructions from you, a broker non-vote will result as to those proposals.

        8. Voting Power.    Shareholders of the Common Stock of the Company are entitled to one vote for each share held. There is no cumulative voting.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and except for community property laws where applicable, the persons named in the tables below have sole voting and investment power with respect to all shares of the Common Stock shown as beneficially owned by them. The percentage of beneficial ownership for each holder is based on 29,814,040 shares of Common Stock outstanding as of April 15, 2015 plus, if any, the number of shares of Common Stock underlying options currently exercisable by the holder or exercisable by the holder within 60 days following April 15, 2015.

        The following table sets forth information regarding beneficial owners of more than 5% of our Common Stock as of April 15, 2015, except for the Named Executive Officer and director who holds more than 5% of our Common Stock who is included in the subsequent table. The information in these tables is taken from or based upon ownership filings with the SEC made by or on behalf of such persons or upon information provided by or on behalf of such persons to the Company.

Security Ownership of Certain Beneficial Owners

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (%)
Silver Wheaton Corp.(1)	2,500,000	8.39%

(1)
This information is based on a Schedule 13G filed with the SEC by Silver Wheaton Corp. on November 9, 2007. The address of this reporting person is Suite 3150, 666 Burrard Street, Vancouver, British Columbia V6C 2X8, Canada.

Security Ownership of Directors and Management

        The following table contains information about the beneficial ownership of our Common Stock as of April 15, 2015 by:

  •
  each of our directors, including the nominees for re-election to the Board of Directors;

  •
  each Named Executive Officer; and

  •
  all directors and executive officers of the Company as a group.

Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)		Percent of Class (%)(3)
Glenn M. Dobbs	2,781,202	(4)	9.06%
Roy G. Franklin	518,238	(5)	1.72%
Robert L. Russell	477,980	(6)	1.58%
Jerry G. Pogue	375,000	(7)	1.24%
Russell C. Babcock	402,644	(8)	1.33%
Douglas D. Dobbs	810,657	(9)	2.65%
Nicole Altenburg	211,029	(10)	0.70%
Total of All Executive Officers and Directors (7 individuals)	5,576,750	(11)	16.81%

(1)
The address of each of these persons is c/o Mines Management, Inc., 905 West Riverside Avenue, Suite 311 Spokane, Washington 99201.

(2)
All shares of Common Stock underlying options included in this table are related to options currently exercisable or exercisable within 60 days following April 15, 2015.

(3)
For each holder, based on 29,814,040 shares of Common Stock outstanding as of April 15, 2015 plus, if any, the appropriate number of shares of Common Stock underlying options currently exercisable by such holder or exercisable by such holder within 60 days following April 15, 2015. For the "Total of All Executive Officers and Directors," the percentage calculation is based on 29,814,040 shares of Common Stock outstanding as of April 15, 2015 plus 3,355,000 shares of Common Stock underlying options currently exercisable or exercisable within 60 days following April 15, 2015.

(4)
Consists of (i) 1,881,202 shares of Common Stock and (ii) options to purchase 900,000 shares of Common Stock at various exercise prices.

(5)
Consists of (i) 143,238 shares of Common Stock and (ii) options to purchase 375,000 shares of Common Stock at various exercise prices.

(6)
Consists of (i) 102,980 shares of Common Stock and (ii) options to purchase 375,000 shares of Common Stock at various exercise prices.

(7)
Consists of (i) no shares of Common Stock and (ii) options to purchase 375,000 shares of Common Stock at various exercise prices.

(8)
Consists of (i) 27,644 shares of Common Stock and (ii) options to purchase 375,000 shares of Common Stock at various exercise prices.

(9)
Consists of (i) 60,657 shares of Common Stock and (ii) options to purchase 750,000 shares of Common Stock at various exercise prices.

(10)
Consists of (i) 6,029 shares of Common Stock and (ii) options to purchase 205,000 shares of Common Stock at various exercise prices.

(11)
Consists of (i) 2,221,750 shares of Common Stock and (ii) options to purchase 3,355,000 shares of Common Stock at various exercise prices.

 PROPOSAL NO. 1—ELECTION OF DIRECTORS

        The Board of Directors consists of three classes of directors, with each class serving for a three-year term or until their successors are elected and qualified. The terms of the classes are scheduled to end in successive years. The authorized number of directors permitted by the Company's Articles of Incorporation, as amended (the "Articles of Incorporation"), is up to 11, but no less than two. Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. The Class I directors, Russell C. Babcock and Douglas D. Dobbs, whose current terms are scheduled to expire at the Annual Meeting, are the nominees for election hereunder. If elected, Messrs. Babcock and Dobbs will serve as directors until the 2018 annual meeting of shareholders, or until their successors are elected and qualified. The Class II directors, who current terms are scheduled to expire at the 2016 annual meeting of shareholders, are Jerry G. Pogue and Robert L. Russell. The Class III directors, whose current terms are scheduled to expire at the 2017 annual meeting of shareholders, are Glenn M. Dobbs and Roy G. Franklin.

        Unless directed to the contrary, the proxies designated by management in the attached form of proxy intend to vote for the election to the Board of Directors of the persons named below. However, if the nominee at the time of election is unable or unwilling to serve, or is otherwise unavailable for election, such that a substitute nominee is designated by the Company, the management-directed proxies in their discretion intend to vote for such other nominee.

Nominees

        Certain information with respect to the nominees for director, Russell C. Babcock and Douglas D. Dobbs, follows.

Name	Age	Year First Became A Director
Russell C. Babcock	77	2004
Douglas D. Dobbs	48	2014

        Russell C. Babcock is currently a consulting economic geologist, specializing in exploration for and evaluation of base and precious metal deposits worldwide. He retired from Kennecott in 1994, where he worked for approximately 38 years. In November 1990, he became Chief Geologist for Kennecott. He was appointed Director of Exploration for Kennecott in Salt Lake City in January 1986. In 1956, he joined Kennecott's exploration subsidiary, Bear Creek Mining Company, as a part-time employee, and in 1959, he became a full-time exploration geologist. In 2003 he was the recipient of the Society for Mining Metallurgy and Exploration Ben Dickerson Award. He received a B.S. degree from Lawrence College, Appleton, Wisconsin, in 1957 and an M.S. degree from the University of Wisconsin, Madison in 1959. In determining Mr. Babcock's qualifications to serve on our Board of Directors, the Board has considered, among other things, his experience in mining geology including exploration, production, and management.

        Douglas D. Dobbs has served as the President of the Company since March 2013 and as Corporate Secretary since June 2005. Between June 2005 and March 2013, he served as the Company's Vice President of Corporate Development. He joined the Company in October 2002 as the Director of Investor Relations. Prior to joining the Company, Mr. Dobbs served as senior business and marketing analyst from 2001 - 2002 with Avista Labs, a wholly owned subsidiary of Avista Corp. (NYSE: AVA), involved in the development of energy technology. While at Avista, Mr. Dobbs was responsible for strategic planning, as well as market and corporate development activities. From 1988 - 2001, Mr. Dobbs was in the investment industry with companies including Piper Jaffray Co., and National Securities Corp., ultimately founding and operating Dobbs Financial Services, an investment management firm involved with investment and market analysis and portfolio management. He is on the Board of Directors of Idaho North Resources, a privately held company. Mr. Dobbs holds a B.A. in Economics from Hillsdale College in Michigan, and was formerly a licensed investment manager and registered investment advisor. Mr. Dobbs is the son of Glenn M. Dobbs, our Chief Executive Officer and Director.

Required Vote

        Directors are elected by a plurality of the votes cast by the holders of the Common Stock at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors, up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstentions, broker non-vote or otherwise) have no impact in the election of directors, except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes. The election of the directors will be accomplished by determining the two nominees receiving the highest total votes for the two open director positions.

Recommendation of the Board of Directors

        The Board of Directors unanimously recommends that the Company's shareholders vote "FOR" the election of Russell C. Babcock and Douglas D. Dobbs.

Other Directors and Executive Officers

        Certain information with respect to the Company's other directors and executive officers, as of April 24, 2014, follows.

Name	Age	Office Held	Year First Became A Director
Glenn M. Dobbs	72	Director and Chief Executive Officer	2003
Roy G. Franklin	78	Director	1988
Jerry G. Pogue	73	Director	1989
Robert L. Russell	80	Director	1999
Nicole Altenburg	51	Controller	—

Directors and Executive Officers

        Glenn M. Dobbs is the Chief Executive Officer and a member of the Board of Directors of the Company, with experience in international finance, investment banking, natural resource financing and as a business development consultant. He has been Chief Executive Officer of the Company since January 2003, served as President of the Company from 2003 to March 2013 and served as Vice President from December 2002 to January 2003. Prior to joining the Company, Mr. Dobbs formed and was the Managing Director of the InterGold Fund Limited from 1996 to December 2002. Mr. Dobbs was the founder of the Alpha Commodities Fund in 1976, and founder and Board Chairman of First American Bank in 1978, Dallas regional manager for Monex International, and is a former member of the Washington State House of Representatives. Mr. Dobbs has written and lectured on precious metals sector investing, resource development and financing. In determining Mr. Dobbs' qualifications to serve on our Board of Directors, the Board has considered, among other things, his experience in finance and management and in the mining industry.

        Roy G. Franklin was a practicing certified public accountant from 1964 until 2003, specializing in small company administration and finance. Before his retirement in 2003, he was a principal in the firm of Oswalt, Teel, and Franklin. He was also a director of Heidelberg Silver Mining Company for 20 years until it was acquired by the Company in 1988. Mr. Franklin has also served as a consultant and/or director for several businesses and not-for-profit organizations in the State of Washington. In determining Mr. Franklin's qualifications to serve on our Board of Directors, the Board has considered, among other things, his experience in finance, accounting and management and in the mining industry.

        Jerry G. Pogue is a businessman with an extensive background in the management and financing of junior resource companies. Mr. Pogue has been a self employed financial consultant in the mining sector since 1995. Previously, he managed a large sales organization, worked as a stockbroker and investment analyst, and financed and managed a number of companies in the resource and technology sectors. In the past, he frequently lectured at international mining investment conferences. In determining Mr. Pogue's qualifications to serve on our Board of Directors, the Board has considered, among other things, his experience in finance and management and in the mining industry.

        Robert L. Russell is a professional engineer and has served as President, Chief Executive Officer and Director of Josephine Mining Corporation (TSX-V: JMC) since March 2011, a public Canadian mining company. He was previously a Senior Associate of Behre Dolbear from 1998-2002, an international mining consulting firm, and Chairman of the Board of Directors of St. Augustine Gold & Copper Limited (TSX:SAU) from 2011-2014. From 1998 until 2004, Mr. Russell provided mining management consulting services through his consulting company, R.L. Russell Associates. From 1995 to 1998 Mr. Russell was employed in various positions by Zambia Consolidated Copper Mines, including as General Manager of the Nchanga Division. In that position, Mr. Russell was responsible for all functions of two operating mines and several metallurgical facilities. Under Mr. Russell, the Nchanga Division had 8,700 employees and produced 150,000 tons of copper and 3,500 tons (about 12% of the world's supply at that time) of cobalt per year. Mr. Russell has also held positions with Exxon Minerals and Freeport McMoRan Copper and Gold, where he served as Vice President of Mining. Mr. Russell acted as General Manager of Freeport's Indonesian operations, which have become the largest gold mine in the world. He is also on the Board of Directors of CMX Gold & Silver Corporation, a privately held company. In determining Mr. Russell's qualifications to serve on our Board of Directors, the Board has considered, among other things, his experience in mining operations and management.

        Nicole Altenburg has served as the Company's Controller since she joined the Company on May 7, 2007, and she was appointed as Principal Financial Officer and Principal Accounting Officer of the Company in March, 2013. In that capacity, she has been responsible for financial and accounting activities, as well as filings with the securities regulatory agencies in both the United States and Canada. Ms. Altenburg has previously practiced as a certified public accountant and has 11 years of experience in public accounting, followed by 14 years of experience as a controller in private industry. Ms. Altenburg obtained a B.S. in Business Administration from the University of Montana.

CORPORATE GOVERNANCE

Composition of the Board of Directors and Risk Oversight

        The NYSE MKT ("NYSE MKT") listing standards define an "independent director" as a non-employee director who is affirmatively determined by the Board of Directors not to have a material relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The NYSE MKT listing standards require that a majority of the members of the Board of Directors of each listed company are independent directors, subject to certain limited exceptions. The Board of Directors has determined that four of its six directors are independent directors. Glenn M. Dobbs, Chief Executive Officer of the Company, and Douglas D. Dobbs, President and Secretary of the Company, are not independent directors.

        The Board of Directors believes that the current size and composition of the Board of Directors serves the Company and its shareholders well. The Board of Directors believes that all of its directors, including its non-independent directors, make a valuable contribution to the Board of Directors and the Company. As indicated above, a majority of the Company's directors are independent. The non-independent directors possess extensive knowledge of the Company's business and have relevant business experience, both of which have proven to be beneficial to the other directors. As required by the NYSE MKT, the independent directors meet on a regular basis as often as necessary to fulfill their responsibilities, including at least annually, in executive session without the presence of the non-independent directors and management.

        Presently, the Chairman of the Board of Directors is Glenn M. Dobbs, our Chief Executive Officer. Mr. Dobbs has served as Chief Executive Officer of the Company since January 2003; he also served as President of the Company from January 2003 to March 2013 and as Vice President from December 2002 to January 2003 and is most familiar with the Company's properties and operations. Accordingly, the Board of Directors believes that he is qualified to be the person who sets the agenda for, and leads discussion of, strategic issues for the Company.

        Risk is inherent with every business, and how well a corporation manages risk can ultimately determine its success. We face a number of risks, including economic risks, operational risks and environmental and regulatory risks, among others. Management is responsible for the day-to-day management of such risks, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

        The Board of Directors believes that meaningful communication between management and the Board of Directors is essential for effective risk management and oversight. Certain members of senior management attend board meetings from time to time and are available to address any questions or concerns raised by the Board of Directors on risk management-related matters. In addition, the Board of Directors periodically receives presentations from senior management on strategic matters involving our business and activities and is provided information that highlights the various factors that could lead to risk in our organization.

        While the Board of Directors is ultimately responsible for our risk oversight, our Audit and Finance Committee and Compensation Committee assist the Board of Directors in fulfilling its oversight responsibilities in certain areas of risk. The Audit and Finance Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls, and compliance with legal and regulatory requirements. The Compensation Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs.

Transactions with Related Persons

        None.

Meetings and Committees of the Board of Directors

        Board of Directors.    The Board of Directors consists of three classes of directors, with each director serving for a three-year term, or until his successor is elected and qualified. The terms of the classes are scheduled to end in successive years. During 2014, the Board held 5 meetings and acted by written consent in 5 other instances. Each director attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he served.

        The Company does not have a formal orientation and education program for new directors. However, new directors are provided with relevant materials and information with respect to the Company and any relevant corporate issues by the Chairman of the Board and Chief Executive Officer. By having a Board composed of experienced professionals with a wide range of financial and exploration and mining expertise, the Company strives to ensure that the Board operates effectively and efficiently.

        Audit and Finance Committee.    Roy G. Franklin (Chairman), Russell C. Babcock and Robert L. Russell comprise the Audit and Finance Committee. The Audit and Finance Committee held 5 meetings during 2014. In 4 of these meetings, they reviewed quarterly and annual SEC reports. Each member of the Audit and Finance Committee meets the independence and financial sophistication requirements of the NYSE MKT and Rule 10A-3 under the Securities Exchange Act of 1934, as amended. The Board has determined that Mr. Franklin qualifies as an audit committee "financial expert," as defined in the rules promulgated by the SEC. The Audit and Finance Committee engages the Company's independent certified public accountants to audit the annual financial statements, discusses with the auditors and approves in advance the scope of the audit, reviews with the independent auditors their independence, the financial statements and their audit report, reviews management's administration of the system of internal accounting controls, and reviews the Company's procedures relating to business ethics. The Audit and Finance Committee charter was adopted June 18, 2004, and amended February 1, 2005, by the Board and is available on our website, www.minesmanagement.com, under the heading "Corporate—Governance." The information on our website is not, and shall not be deemed to be, a part of this proxy statement or incorporated herein or into any of our other filings with the SEC.

        Nominating Committee.    The Nominating Committee is comprised of Russell C. Babcock, Roy G. Franklin, Jerry G. Pogue and Robert L. Russell. Each member of the Nominating Committee meets the independence requirements of the NYSE MKT. The Nominating Committee held 1 meeting during 2014. The Nominating Committee identifies individuals qualified to become Board members, recommends to the Board proposed nominees for membership, and recommends directors to serve on each standing Board committee. The Nominating Committee charter was adopted on January 18, 2005 by the Board and is available on our website, www.minesmanagement.com, under the heading "Corporate—Governance."

        Compensation Committee.    The Compensation Committee is comprised of Russell C. Babcock (chairman), Roy G. Franklin and Jerry G. Pogue. Each member of the Compensation Committee meets the enhanced independence requirements of the NYSE MKT, is a non-employee director as defined by Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and is an "outside director" as defined by Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee held 3 meetings during 2014. The Compensation Committee (i) establishes, administers, and evaluates the compensation philosophy, policies, and plans for non-employee directors and executive officers,

(ii) makes recommendations regarding director and executive compensation, and (iii) reviews the performance and determines the compensation of the Chief Executive Officer, based on certain criteria, including the Company's performance and accomplishment of long-term strategic objectives. The nature of the Compensation Committee's responsibilities as they relate to executive officers is set forth under the heading "Compensation Discussion and Analysis." The Compensation Committee charter was adopted on January 18, 2005 by the Board and is available on our website, www.minesmanagement.com, under the heading "Corporate—Governance."

Compensation Committee Risk Assessment

        The Compensation Committee periodically reviews the Company's compensation policies and practices for all employees, including executive officers. As part of the review, the Compensation Committee assesses the compensation programs for design features that have the potential to encourage excessive risk-taking such as compensation policies emphasizing unreasonable goals or thresholds. The Compensation Committee determined that, for all employees, our compensation programs do not encourage excessive risk and instead encourage behaviors that support long-term value creation. The Compensation Committee intends to continue, on an on-going basis, reviewing the Company's compensation policies and programs to determine if such programs encourage excessive risk taking.

Director Nomination

        The Board has adopted a series of minimum qualifications and specific qualities and skills for the Company's directors, which serves as the basis upon which potential director candidates are evaluated by the Nominating Committee. A nominee for director should be a person of integrity and be committed to devoting the time and attention necessary to fulfill his or her duties to the Company. The Nominating Committee evaluates the independence of directors and potential directors, as well as his or her relevant experience, including business experience, and specialized skills. The Nominating Committee also considers issues involving possible conflicts of interest of directors or potential directors. With respect to the nomination of continuing directors for re-election, the individual director's contributions to the Board are also considered.

        The Board believes that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of skills, experience, and knowledge that will ensure that the Board can continue to fulfill its responsibilities. The Board takes into account the benefits of, but does ascribe any specified weight to, diversity of background and experience including matters of race, ethnicity, nationality, gender, and age. Because the assessment of the diversity of the Board as well as the effectiveness of achieving diversity from a variety of perspectives is based on the individual subjective evaluation of each of the Board's members, the Board does not engage in any formal benchmarking procedure in this respect.

        Shareholders wishing to recommend a director candidate to serve on the Board may do so by providing advance written notice to the Nominating Committee that identifies the candidate and includes the information described below. Candidates proposed by shareholders will be evaluated by the Nominating Committee in the same manner as candidates that are not proposed by shareholders. While the Nominating Committee has not adopted written procedures to be followed by shareholders in submitting such recommendations, its policy in this respect is described in detail below. The notice should be sent to Mines Management, Inc., 905 West Riverside Avenue, Suite 311, Spokane, Washington 99201 in accordance with the notice requirements set forth below under the heading "Shareholder Proposals."

        The notice shall contain the following information:

  •
  The name of the nominating shareholder(s) and the address, phone number, and e-mail address at which the nominating shareholder(s) can be contacted.

  •
  Evidence of the number of the shares of the Company's Common Stock held by the nominating shareholder(s), a statement of how long the nominating shareholder(s) have held those shares, and a statement that the nominating shareholder(s) will continue to hold those shares at the time of the Company's annual meeting of shareholders at which the nominee will be voted upon.

  •
  The candidate's full name, together with the address, phone number, and e-mail address at which the candidate can be contacted.

  •
  A statement of the candidate's qualifications and experiences, and any other qualities that the nominating shareholder(s) believe that the candidate would bring to the Board.

  •
  A description of all arrangements or understandings, if any, between the nominating shareholder(s) and the candidate and any other person or persons with respect to the candidate's proposed service on the Board.

  •
  The candidate's resume, which must include at a minimum a detailed description of the candidate's business, professional or other appropriate experience for at least the last ten (10) years, a list of other boards of directors of public companies on which the candidate currently serves or on which he or she served in the last ten (10) years, and undergraduate and post-graduate educational information.

  •
  Whether, during the past ten (10) years, the candidate was the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any federal or state securities or commodities law or regulation, (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity.

  •
  Whether, during the past ten (10) years, the candidate was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization or any equivalent securities exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

  •
  A written statement, signed by the candidate, agreeing that if he or she is selected by the Nominating Committee and the Board, he or she will (i) be a nominee for election to the Board, (ii) provide all information necessary for the Company to include in the Company's proxy statement under applicable SEC, NYSE MKT or Toronto Stock Exchange rules, and (iii) serve as a director if he or she is elected by shareholders.

  •
  Any additional information that the nominating shareholder(s) believe is relevant to the Nominating Committee's consideration of the candidate.

Shareholder Communications

        Shareholders or other interested parties wishing to communicate with the Board regarding matters other than nomination of director candidates may do so by delivering or mailing the communication in writing to: Corporate Secretary, Mines Management, Inc., 905 W. Riverside, Suite 311, Spokane, WA 99201. Concerns relating to accounting, internal controls, or auditing matters are immediately brought to the attention of the Company's Audit and Finance Committee and handled in accordance with procedures established by the Audit and Finance Committee with respect to such matters.

Director Attendance at the Annual Meeting

        All members of the Board are encouraged, but not required, to attend the annual meeting of shareholders. All members of the Board attended our 2014 annual meeting of shareholders.

 DIRECTOR COMPENSATION

        Our non-employee director compensation program is designed to enable the Company to attract and retain highly qualified individuals to serve as directors. For the fiscal year ended December 31, 2014, the annual cash retainer received by each of our non-employee directors was $25,000. Our Audit and Finance Committee chair receives an additional $5,000 annual cash retainer, and all other Board committee chairs receive an additional $3,000 annual cash retainer. Our non-employee directors also receive a fee of $2,000 for each in-person meeting attended and $250 for each telephonic meeting attended. Our non-employee directors are not paid for attending committee meetings. Beginning in 2015, no compensation is paid to our employee directors for their service on the Board.

        In addition, each of our non-employee directors has typically been awarded stock options. Non-employee directors may receive discretionary grants of stock awards under our existing equity award plans. There is no guarantee that such discretionary grants will continue in the future.

        The following table sets forth information concerning the compensation of the non-employee directors and Mr. Glenn Dobbs during the fiscal year ended December 31, 2014.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)		All Other Compensation ($)	Total ($)
Roy G. Franklin	$34,750	$34,000		—	$68,750
Robert L. Russell	$32,750	$34,000		—	$66,750
Jerry G. Pogue	$29,250	$34,000		—	$63,250
Russell C. Babcock	$32,750	$34,000		—	$66,750
Glenn M. Dobbs	$29,750	$116,000	(2)	—	$145,750

(1)
Each of the non-employee directors was awarded options to purchase 50,000 shares of Common Stock, at an exercise price of $0.91 per share, on June 11, 2014, which vested (i) 50% upon the earlier of (x) the issuance of the Final Draft of the Environmental Impact Statement by the U.S. Forest Service ("USFS") and the Montana Department of Environmental Quality ("MDEQ") for the Company's Montanore Project or (y) November 30, 2014 and (ii) 50% upon the earlier of (x) issuance of a Record of Decision by the USFS and MDEQ for the Montanore Project or (y) April 15, 2015. These options vested 50% on November 30, 2014 and 50% on April 15, 2015. On December 12, 2014 each of the non-employee directors was awarded options to purchase 50,000 shares of Common Stock, at an exercise price of $0.54 per share, which options vest (i) 50% upon the issuance of the Notice of Availability for the Final Environmental Impact Statement by the USFS and MDEQ for the Montanore Project and (ii) 50% upon the issuance of a Final Record of Decision by the USFS and MDEQ for the Montanore Project. As of the date of this Proxy Statement, 50% of these options vested on April 1, 2015, the date of issuance of the Notice of Availability for the Final Environmental Impact Statement. The value of option awards reflected in the table above does not reflect compensation actually received by our directors or the actual value that may be recognized by our directors with respect to these option awards in the future. Instead, the amount shown is the grant date fair value as computed in accordance with FASB ASC Topic 718 for awards of stock options granted pursuant to the Company's equity plans. See "Note 9—Stock Options" to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for the assumptions made in calculating the fair value of options awards.

(2)
Options granted to Glenn Dobbs in 2014 were compensation for his service both as a director and as an executive officer; these options also are reported in "EXECUTIVE COMPENSATION—Summary Compensation Table" and described in footnote 2 to that table.

EXECUTIVE COMPENSATION

Amended and Restated Employment Agreements

        Each of Messrs. Glenn M. Dobbs and Douglas D. Dobbs entered into amended and restated employment agreements with the Company (the "Amended and Restated Agreements"), effective January 1, 2012, that (i) set the minimum base salaries for Glenn M. Dobbs at $370,000 and for Douglas D. Dobbs at $210,000 (subsequently increased upon promotion to President), (ii) provided that should the executive officer's employment be terminated by the Company without "Cause" or by the officer for "Good Reason" (in each case as defined in the Amended and Restated Agreements) in connection with a "Change in Control," (as defined in the Amended and Restated Agreements) he will be entitled to receive a lump sum payment equal to three (3) times the sum of his then current annual base salary and the amount of annual bonus, if any, paid by the Company to him for the year before the occurrence of the Change in Control and (iii) provide for an alternate severance that each officer may receive if his employment is terminated by the Company without "Cause" or by the officer for "Good Reason" (in each case as defined in the Amended and Restated Agreements) but not in connection with a "Change in Control" (as defined in the Amended and Restated Agreements), which severance consists of a lump sum payment equal to the sum of his then current annual base salary and the amount of annual bonus, if any, paid by the Company to him for the year before termination.

        Ms. Altenburg entered into an employment agreement with the Company, effective May 7, 2007, that provided that should Ms. Altenburg's employment be terminated by the Company in connection with a "change in control," (as defined in the employment agreement) she will be entitled to receive severance payments equal to twenty four (24) months salary.

        Upon termination of a Named Executive Officer's employment or service by the Company other than for cause or by the officer, shares, options or other forms of securities issued by the Company and beneficially owned by such officer that are unvested, restricted or subject to similar restriction will vest automatically on the termination date and shall be exercisable for 90 days following such termination (or one year if termination of employment is a result of the participant's disability or death).

        Companies of our size in the mining industry face a number of risks, including the risk of being acquired in the future. We believe that entering into change in control and severance arrangements with our Named Executive Officers has helped us attract and retain the best possible executive talent. Without these provisions, some of our executives may not have chosen to accept employment with us or to remain employed by us. For a further description of the payments that our Named Executive Officers, are or were entitled to receive in the event of certain change in control or termination events, as the case may be, please see "—Potential Payments Upon Termination Not in Connection with a Change in Control" and "—Potential Payments In Connection with a Change in Control" below.

Indemnification of Officers and Directors

        Our Articles of Incorporation generally allow indemnification of officers and directors to the fullest extent allowed by law. We currently intend to indemnify our officers and directors to the fullest extent permitted by the Articles of Incorporation and Idaho law. We have no separate agreements with our officers or directors that pertain to indemnification.

Summary Compensation Table

        The following table sets forth the compensation paid or accrued for the benefit of the principal executive officer, principal financial officer and our other executive officer whose total compensation exceeded $100,000 for the years ended December 31, 2014, 2013 and 2012 (together, the "Named Executive Officers").

Name and Principal Position	Year	Salary ($)	Non-Equity Incentive Plan Compensation ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Glenn M. Dobbs	2014	370,000	9,000	116,000	—	495,000
Chief Executive Officer(4)	2013	370,000	10,000	75,000	—	455,000
Douglas D. Dobbs	2014	234,000	—	92,000	—	326,000
President and Secretary(5)	2013	228,000	—	63,000	—	291,000
Nicole Altenburg	2014	106,000	5,000	15,800	—	126,800
Principal Financial Officer(6)	2013	106,000	5,000	20,100	—	131,100

(1)
These amounts reflect cash bonuses earned by our Named Executive Officers in 2014 and 2013. Non-equity incentive plan compensation in 2014 and 2013 was based upon the achievement of certain corporate and individual objectives. Such compensation was awarded at the discretion of the Board after reviewing the achievement of such objectives.

(2)
The Company is required to report under the caption "Option Awards" the aggregate grant date fair value (computed in accordance with FASB ASC Topic 718) of stock-based awards granted during the fiscal years ended December 31, 2014 and 2013, regardless of whether such awards are subject to future vesting conditions. See "Note 9—Stock Options" to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for the assumptions made in calculating the fair value of such options.

In 2013, each of our Named Executive Officers was granted stock options on February 19, 2013 that vested immediately upon issuance with an exercise price of $1.05, in the following amounts: (i) Glenn M. Dobbs, 100,000 options; (ii) Douglas D. Dobbs, 75,000 options; and (iii) Nicole Altenburg, 25,000 options. Additionally, on July 19, 2013 each of the officers was awarded options to purchase shares of common stock at an exercise price of $0.57 per share that vested (i) 40% on the earlier of the Company completing certain milestones related to the Montanore Project and December 31, 2013 and (ii) 60% on the earlier of the Company completing certain milestones related to the Montanore Project and June 1, 2014, in the following amounts: (i) Glenn M. Dobbs, 100,000 options; (ii) Douglas D. Dobbs, 100,000 options and (iii) Nicole Altenburg, 30,000 options. The options vested 40% on December 31, 2013 and 60% on June 1, 2014.

In 2014, options exercisable at $0.91 per share were granted on June 11, 2014 as follows: 100,000 options to Glenn M. Dobbs, 100,000 options to Douglas D. Dobbs, and 25,000 options to Nicole Altenburg. The options granted to Glenn M Dobbs and Douglas D. Dobbs vested (i) 50% upon the earlier of (x) the issuance of the Final Draft of the Environmental Impact Statement by the USFS and MDEQ for the Montanore Project or (y) November 30, 2014 and (ii) 50% upon the earlier of (x) issuance of a Record of Decision by the USFS and MDEQ for the Montanore Project or (y) April 15, 2015. These options vested 50% on November 30, 2014 and 50% on April 15, 2015. The options granted to Nicole Altenburg vested immediately.

Additionally, options exercisable at $0.54 per share were granted on December 12, 2014 as follows: 300,000 options to Glenn M. Dobbs, 200,000 options to Douglas D. Dobbs, and 20,000 options to Nicole Altenburg. The options granted to Glenn M Dobbs and Douglas D. Dobbs vest (i) 50% upon the issuance of the Notice of Availability for the Final Environmental Impact Statement by the USFS and MDEQ for the Montanore Project and (ii) 50% upon the issuance of a Final Record of Decision by the USFS and MDEQ for the Montanore Project. As of the date of this Proxy Statement, 50% of these options vested on April 1, 2015, the date of issuance of the Notice of Availability for the Final Environmental Impact Statement. The options granted to Nicole Altenburg vested immediately.

  The stock options granted to Glenn M. Dobbs in 2014 and 2013 were compensation for his service both as Chief Executive Officer and as a director; these such options are also reported under "DIRECTOR COMPENSATION".

(3)
In accordance with the rules of the SEC, the compensation described in this table does not include (i) medical, group life insurance or other benefits received by any of the Named Executive Officers that are available generally to all of our salaried employees, or (ii) perquisites and other personal benefits received by the Named Executive Officers that in the aggregate do not exceed $10,000.

(4)
Excludes $29,750 and $31,250 of cash compensation received by Glenn M. Dobbs in 2014 and 2013, respectively, for his service as a director. Glenn M. Dobbs ceased serving as President of the Company effective March 26, 2013.

(5)
Douglas D. Dobbs served as Vice President, Corporate Finance and Development and Secretary of the Company until March 26, 2013, when he was appointed President and continued to serve as Secretary.

(6)
Ms. Altenburg served as the Company's Controller from May, 2007 and she was appointed as Principal Financial Officer and Principal Accounting Officer in March 2013.

Grants of Plan Based Awards

        The following table summarizes grants of awards to our Named Executive Officers during the year ended December 31, 2014 and possible future payouts pursuant to those awards.

							All Other Option Awards: Number of Shares Underlying Options(1) (#)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards
								Grant Date Fair Value of Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)		Grant Date for Option Awards
Glenn M. Dobbs		—	—		(2)	06/11/2014	100,000	44,000
						12/12/2014	300,000	72,000
Douglas D. Dobbs		—	—		(2)	06/11/2014	100,000	44,000
						12/12/2014	200,000	48,000
Nicole Altenburg		—	—		(2)	06/11/2014	25,000	11,000
						12/12/2014	20,000	4,800

(1)
These terms of these options are described in "—Outstanding Equity Awards at December 31, 2014".

(2)
Non-equity incentive plan compensation is based upon the achievement of certain corporate and individual objectives. Such compensation is awarded at the discretion of the Board after reviewing the achievement of such objectives.

Equity Plan Information

        As of December 31, 2014, we had outstanding stock options that had been granted under our 2003 Stock Option Plan for employees, officers, consultants, and affiliates of the Company, our 2007 Equity Incentive Plan for employees, directors (including any non-employee directors), consultants, affiliates or persons providing services to the Company, and our 2012 Equity Incentive Plan, all of which were approved by shareholders. The following table contains information, as of the end of our fiscal year ended December 31, 2014, with respect to our 2003 Stock Option Plan, 2007 Equity Incentive Plan and 2012 Equity Incentive Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	4,876,000	1.31	967,000
Equity compensation plans not approved by security holders	-0-	N/A	-0-
Total	4,876,000	1.31	967,000

        Future equity issuance to directors or named executive officers may be made pursuant to our 2007 Equity Incentive Plan or our 2012 Equity Incentive Plan.

Outstanding Equity Awards at December 31, 2014

        The following table sets forth information with respect to outstanding options held by the Named Executive Officers as of December 31, 2014.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date
Glenn M. Dobbs	—		—	300,000	(1)	0.54		(2)
	50,000	(3)	50,000	—		0.91		(2)
	100,000	(4)	—	—		0.57		(2)
	100,000	(5)	—	—		1.05	2/19/2018
	100,000	(5)	—	—		1.19	7/18/2017
	250,000	(6)	—	—		2.01	7/12/2016
	100,000	(7)	—	—		1.74	1/14/2016
	100,000	(5)	—	—		2.61	1/22/2015
Douglas D. Dobbs	—		—	200,000	(1)	0.54		(2)
	50,000	(3)	50,000	—		0.91		(2)
	100,000	(4)	—	—		0.57		(2)
	75,000	(5)	—	—		1.05	2/19/2018
	75,000	(5)	—	—		1.19	7/18/2017
	150,000	(6)	—	—		2.01	7/12/2016
	50,000	(8)	—	—		2.41	3/18/2016
	100,000	(7)	—	—		1.74	1/14/2016
	100,000	(5)	—	—		2.61	1/22/2015
Nicole Altenburg	20,000	(5)	—	—		0.54	12/12/2019
	25,000	(5)	—	—		0.91	06/11/2019
	30,000	(4)	—	—		0.57		(2)
	25,000	(5)	—	—		1.05	2/19/2018
	20,000	(5)	—	—		1.19	7/18/2017
	60,000	(6)	—	—		2.01	7/12/2016
	25,000	(7)	—	—		1.74	1/14/2016
	50,000	(5)	—	—		2.61	1/22/2015

(1)
The options vest (i) 50% upon the issuance of the Notice of Availability for the Final Environmental Impact Statement by the USFS and MDEQ for the Montanore Project and (ii) 50% upon the issuance of a Final Record of Decision by the USFS and MDEQ for the Montanore Project. As of the date of this Proxy Statement, 50% of these options had vested on April 1, 2015, the date of issuance of the Notice of Availability for the Final Environmental Impact Statement.

(2)
The expiration date is the five year anniversary of the vesting date..

(3)
The options vest (i) 50% upon the earlier of (x) the issuance of the Final Draft of the Environmental Impact Statement by the USFS and MDEQ for the Montanore Project or (y) November 30, 2014 and (ii) 50% upon the earlier of (x) issuance of a Record of Decision by the USFS and MDEQ for the Montanore Project or (y) April 15, 2015. The options vested 50% on November 30, 2014 and 50% on April 15, 2015.

(4)
The options vested (i) 40% on the earlier of an opinion by the US Fish and Wildlife Service for the Montanore Project or December 31, 2013 and (ii) 60% upon the earlier of a final Record of Decision by the USFS and MDEQ for the Montanore Project or June 1, 2014. These options vested 40% on December 31, 2013 and 60% on June 1, 2014.

(5)
The options vested immediately.

(6)
The options vested 50% on July 12, 2011 and 50% on January 15, 2012.

(7)
The options vested 100% on January 14, 2011.

(8)
The options vested 100% on September 18, 2011.

Option Exercises and Stock Vested

        There were no exercises of stock options during 2014 by the Named Executive Officers.

Potential Payments Upon Termination Not in Connection with a Change in Control

        The following table shows the potential payments to each of our Named Executive Officers in the event the termination of employment had occurred on December 31, 2014 for reasons other than a change in control. For potential payments due to a change in control, please see "—Potential Payments Upon Termination in Connection with a Change in Control".

Name	Termination Event	Cash Severance Payment (Salary) ($)	Cash Severance Payment (Bonus) ($)	Health & Welfare Benefits ($)(3)	Total ($)
Glenn M. Dobbs	Disability:	—	—	14,335	14,335
	Death:(2)	92,500	—	—	92,500
	Without Cause or For Good Reason:(1)	370,000	9,000	14,335	393,335
Douglas D. Dobbs	Disability:	—	—	14,335	14,335
	Death:(2)	58,500	—	—	58,500
	Without Cause or For Good Reason:(1)	234,000	—	14,335	248,335
Nicole Altenburg	Disability:	—	—	14,335	14,335
	Death:(2)	26,500	—	—	26,500
	Without Cause or For Good Reason:	—	—	14,335	14,335

(1)
If the employment of the Named Executive Officer is terminated by the Company without "Cause" or by such officer for "Good Reason" (in each case as defined in the Amended and Restated Agreements) but not in connection with a "Change in Control" (as defined in the Amended and Restated Agreements), the cash severance payment consists of a lump sum payment equal to the sum of his then current annual base salary and the amount of the annual bonus, if any, paid by the Company to him for the year before termination.

(2)
In the event of the executive's death, his or her estate is entitled to receive 3 months of his or her then current annual salary.

(3)
Represents premium payments for COBRA continuation coverage for health benefits provided by the Company for a period of twenty-four (24) months following December 31, 2014.

Potential Payments Upon Termination in Connection with a Change in Control

        The Company entered into the Amended and Restated Agreements, effective January 1, 2012, with Messrs. Glenn M. Dobbs and Douglas D. Dobbs. These Amended and Restated Agreements provide certain benefits upon the termination of the employment of each of Messrs. Glenn Dobbs and Douglas

Dobbs with us and under the circumstances specified in such agreements following a "Change in Control" (as defined in the Amended and Restated Agreements). In the event of a "Change in Control," if the employment of the Named Executive Officer is terminated by the Company without "Cause" or by such officer for "Good Reason," he will be entitled to receive (i) a lump sum payment equaling three (3) times the sum of his annual base salary plus the amount of annual bonus, if any, paid by the Company to him for the year before the change in control occurs, (ii) continuing health care coverage for 24 months and (iii) a "Gross-Up Payment," if applicable, as defined in amended and restated agreements. In addition, all unvested options that are beneficially owned by the Named Executive Officer as of the date of such termination shall vest immediately, and such officer has 90 days following such termination of employment or service to exercise any vested stock options.

        The Company entered into an employment agreement, effective May 7, 2007, with Ms. Altenburg. The employment agreement provided that should Ms. Altenburg's employment be terminated by the Company in connection with a "change in control," (as defined in the employment agreement) she will be entitled to receive severance payments equal to twenty four (24) months salary.

        The following table shows the potential payments to each of our Named Executive Officers in the event of his or her termination of employment due to a change in control. The amounts shown in the table below assume the occurrence of a change of control and one of the triggering termination events on December 31, 2014. These amounts are estimates of the amounts that would have been paid to the Named Executive Officers upon the occurrence of such events. Actual future amounts can only be determined at the time of the Named Executive Officer's termination of employment.

Name	Termination Event	Cash Severance Payment (Salary) ($)(1)	Cash Severance Payment (Bonus) ($)(1)	Health & Welfare Benefits ($)(2)	Total ($)
Glenn M. Dobbs	Under a Change in Control Without Cause by Company or For Good Reason by Officer:	1,110,000	27,000	14,335	1,151,335
Douglas D. Dobbs	Under a Change in Control Without Cause by Company or For Good Reason by Officer	702,000	—	14,335	716,335
Nicole Altenburg	Under a Change in Control Without Cause by Company or For Good Reason by Officer	212,000	10,000	14,335	236,335

(1)
Each of Messrs. Glenn Dobbs and Douglas Dobbs is entitled to receive a lump sum payment equaling three (3) times the sum of his annual base salary plus the amount of annual bonus, if any, paid by the Company to him for the year before the change in control occurs. Ms. Altenburg is entitled to receive severance payments equaling twenty-four (24) months salary.

(2)
Represents premium payments for COBRA continuation coverage for health benefits provided by the Company for a period of twenty-four (24) months following December 31, 2014.

PROPOSAL NO. 2—RATIFICATION OF THE APPOINTMENT OF TANNER LLC AS THE COMPANY'S INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015

        Tanner LLC served as our independent registered public accounting firm for the fiscal year ended December 31, 2014 and was first engaged on April 11, 2008. We do not expect that a representative of that firm will be present at the Annual Meeting or have the opportunity to make a statement or respond to questions from shareholders.

        At the Annual Meeting, we will ask shareholders to ratify the appointment of Tanner LLC as the Company's independent registered accounting firm for the fiscal year ending December 31, 2015. If shareholders do not ratify the appointment of Tanner LLC, the adverse vote will be considered as a direction to the Audit and Finance Committee to select other auditors for the subsequent fiscal year. However, because of the difficulty and expense of making any substitution of an independent registered accounting firm after the beginning of the current fiscal year, it is contemplated that the appointment for the fiscal year ending December 31, 2015 will be permitted to stand unless the Audit and Finance Committee finds other reasons for making a change. Even if the selection of Tanner LLC is ratified, the Audit and Finance Committee may, in its discretion, direct the appointment of a new independent registered accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our shareholders.

Auditor Fees

        The following represents fees for professional audit services rendered by Tanner LLC for the fiscal years ended December 31, 2013 and December 31, 2014, for the audit or review of the Company's financial statements, and fees billed for other services rendered by the firm, during those periods.

        Audit Fees.    The aggregate fees billed for professional services rendered by Tanner LLC for the audit of the Company's annual financial statements for the fiscal years ended December 31, 2013 and 2014 were $64,572 and $61,866, respectively.

        Audit-Related Fees.    The Company did not incur any Audit-Related Fees to Tanner LLC in 2013 or 2014.

        Tax Fees.    The Company did not incur any Tax Fees to Tanner LLC in 2013 or 2014.

        All Other Fees.    The Company incurred $20,063 in other fees in 2014 for services rendered by Tanner LLC in connection with the Company's registered direct offering of securities. The Company incurred $8,510 in other fees in 2013 for services rendered by Tanner LLC in connection with the Company's public offering of securities.

Pre-Approval Policy and Procedures

        The Audit and Finance Committee has adopted policies and procedures relating to the pre-approval of all engagement letters and audit and non-audit services that are to be performed by the Company's registered public accounting firm. This policy generally provides that the Company will not engage its registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit and Finance Committee, subject to any exception under Section 10A of the Exchange Act and any rules promulgated thereunder.

        The Audit and Finance Committee may also delegate to any committee member or subcommittee the authority to approve any audit or non-audit services to be provided to the Company by its registered public accounting firm. Any decision by a committee member or subcommittee pursuant to this delegated authority is reported on at the next meeting of the Audit and Finance Committee.

        All fees paid to Tanner LLC in 2014 were pre-approved by the Audit and Finance Committee.

Report of the Audit and Finance Committee

        In the performance of its oversight function, the Audit and Finance Committee reviewed and discussed the Company's audited financial statements as of and for the year ended December 31, 2014 with management and its independent public accountants, Tanner LLC. Management and Tanner LLC represented to the Audit and Finance Committee that the Company's audited financial statements as of and for the year ended December 31, 2014 were prepared in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit and Finance Committee also discussed with Tanner LLC the matters required to be discussed by Statement on Auditing Standards No. 114, The Auditor's Communication With Those Charged With Governance, as amended. SAS No. 114 sets forth requirements pertaining to the independent auditor's communications with the Audit and Finance Committee regarding the conduct of the audit.

        The Audit and Finance Committee received the written disclosures and the letter from Tanner LLC required by Public Company Accounting Oversight Board Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, as amended. Rule 3526 requires the independent auditor to disclose in writing to the Audit and Finance Committee all relationships between the auditor and the Company that, in the auditor's judgment, reasonably may be thought to bear on independence and to discuss the auditor's independence with the Audit and Finance Committee. The Audit and Finance Committee discussed with Tanner LLC its independence and considered in advance whether the provision of any non-audit services by Tanner LLC is compatible with maintaining its independence.

        Based on the reviews and discussions of the Audit and Finance Committee described above, in reliance on the unqualified opinion of Tanner LLC dated March 31, 2015 regarding the Company's audited financial statements as of and for the year ended December 31, 2014, the Audit and Finance Committee recommended to the Board, and the Board approved, that such financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed with the Securities and Exchange Commission.

SUBMITTED BY THE AUDIT AND FINANCE COMMITTEE OF THE BOARD OF DIRECTORS,

Roy G. Franklin, Chair
Robert L. Russell
Russell C. Babcock

Required Vote

        Ratification of the appointment of Tanner LLC as the Company's independent registered accounting firm for the fiscal year ending December 31, 2015 requires that more votes be cast, in person or by proxy, in favor of the proposal than are cast in opposition to the proposal at the Annual Meeting. Accordingly, abstentions and broker non-votes will not affect the outcome of the proposal.

Recommendation of the Board of Directors

        The Board of Directors recommends that you vote "FOR" the ratification of the appointment of Tanner LLC as the Company's independent registered accounting firm for the fiscal year ending December 31, 2015.

 SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company pursuant to Section 16a-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), no person who at any time during 2014 was a director, officer, or beneficial owner of more than ten percent of any class of equity securities of the Company failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.

SHAREHOLDER PROPOSALS FOR THE 2015 ANNUAL MEETING

        The Company will review shareholder proposals, including director nominations, intended to be included in the Company's proxy materials for the 2016 Annual Meeting of Shareholders that are received by the Company at its principal executive offices no later than January 12, 2016 (assuming next year's Annual Meeting is held within thirty (30) days from the anniversary of this year's Annual Meeting). Such proposals must be submitted in writing and should be sent to the attention of the Secretary of the Company. The Company will comply with Rule 14a-8 of the Exchange Act with respect to any proposal that meets its requirements.

        In addition, under the terms of the Company's Bylaws, a shareholder who intends to present an item of business at the 2016 Annual Meeting of Shareholders, including director nominations (other than a proposal submitted for inclusion in the Company's proxy materials), must provide notice of such business to the Company not less than 90 nor more than 120 days prior to the date of the 2016 Annual Meeting of Shareholders; provided, that if public disclosure of the date of the meeting is first made less than 100 days prior to the date of the meeting, notice by the shareholder in order to be timely must be received no later than the close of business on the tenth day following the day on which such public disclosure of the date of the meeting was made. In addition, all notices must contain the additional information required by our Bylaws. Such notice shall be sent to Secretary, Mines Management, Inc., 905 West Riverside Avenue, Suite 311, Spokane, Washington 99201.

ADDITIONAL SHAREHOLDER INFORMATION

Annual Report

        The Company's Annual Report to Shareholders, which includes the Company's financial statements and management's discussion and analysis for the fiscal year ended December 31, 2014, is being mailed to all shareholders with this Proxy Statement on Schedule 14A. In addition, a shareholder of record may obtain a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, without cost, upon written request to the Secretary of the Company at the following address: 905 W. Riverside Ave., Suite 311, Spokane, WA 99201. The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014 may also be accessed at SEC's website at www.sec.gov or on SEDAR at www.sedar.com.

Householding Information

        The SEC permits companies and intermediaries (such as brokers and banks) to satisfy delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report to those shareholders. This process, which is commonly referred to as "householding," is intended to reduce the volume of duplicate information shareholders receive and reduce expenses for companies. Both the Company and some of our intermediaries may be householding our proxy materials and annual report. Once you have received notice from your broker or another intermediary that they will be householding materials sent to your address, householding will continue until you are notified otherwise or until you revoke your consent. Should you wish to receive separate copies of our annual report and proxy statement in the future, we will promptly deliver a separate copy of each of these documents to you if you notify us in writing at 905 West Riverside Avenue, Suite 311, Spokane, Washington 99201, to the attention of the Corporate Secretary, or by contacting us by telephone at 509-838-6050. If you hold your shares through an intermediary that is householding and you want to receive separate copies of our annual report and proxy statement in the future, you should contact your broker or other nominee record holder.

Other Business

        As of the date of this Proxy Statement, the Board is not aware of any matters that will be presented for action at the Annual Meeting other than those described above. However, should other business properly be brought before the Annual Meeting, the proxies will be voted thereon at the discretion of the persons acting thereunder.

By Order of the Board of Directors
Glenn M. Dobbs Chairman and Chief Executive Officer

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Date Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. MINES MANAGEMENT, INC. 905 WEST RIVERSIDE, SUITE 311 SPOKANE, WA 99201 M93309-P65392 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. MINES MANAGEMENT, INC. For All Withhold All For All Except The Board of Directors recommends you vote FOR the following: ! ! ! 1. Election of Directors Nominees: 01) Russell C. Babcock 02) Douglas D. Dobbs Against Abstain For The Board of Directors recommends you vote FOR the following proposal: ! ! ! 2. Ratification of the appointment of Tanner LLC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. ! For address changes and/or comments, please check this box and write them on the back where indicated. ! ! Please indicate if you plan to attend this meeting. Yes No Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If this proxy contains no specific voting instructions or if any instructions given are not clear, the common shares will be voted in accordance with the recommendation of the Board of Directors. The appointed proxies are authorized to vote upon such other business as may properly come before the meeting and at any and all adjournments or postponements thereof. The Board of Directors recommends a vote "FOR" the nominees identified on the opposite page and "FOR" the ratification of the appointment of Tanner LLC as Mines Management, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2015. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and 10-K Wrap are available at www.proxyvote.com. M93310-P65392 Mines Management, Inc. 905 W. Riverside, Suite 311 Spokane, WA 99201 This proxy is solicited by the Board of Directors Annual Meeting of Shareholders June 18, 2015 2:00 PM PDT The undersigned shareholder(s) hereby appoint(s) Glenn M. Dobbs and Roy G. Franklin, or either of them, each with the power to appoint his substitute, or instead of either of the foregoing [strike out preceding names and print name of alternative appointee in the space provided] _____________________, as proxyholder and hereby authorize(s) such proxyholder to represent and vote, as designated on the reverse side, all of the shares of Common Stock of Mines Management, Inc. (the "Company"), held of record by the undersigned on April 30, 2015 at the 2015 Annual Meeting of Shareholders to be held on June 18, 2015, 2:00 PM Spokane time, at the Lincoln Building, 818 West Riverside Avenue, 2nd Floor Conference Room, Spokane, Washington 99201, or any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS RECOMMENDATIONS. THE APPOINTED PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND AT ANY AND ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF. Address Changes/Comments: _______________________________________________________________________________ ________________________________________________________________________________________________________ (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side